Exhibit 10.1
This ELEVENTH AMENDMENT TO AMENDED AND RESTATED SENIOR SECURED REVOLVING CREDIT AGREEMENT (this “Amendment”) dated as of September 22, 2023, is among: VIPER ENERGY PARTNERS LLC, a Delaware limited liability company (the “Borrower”); VIPER ENERGY PARTNERS LP, a Delaware limited partnership (the “Parent Guarantor”); each of the Lenders, as such term is defined in the Credit Agreement referred to below, party hereto; and WELLS FARGO BANK, NATIONAL ASSOCIATION, as administrative agent for the Lenders (in such capacity, together with its successors in such capacity, the “Administrative Agent”).
R E C I T A L S
A.    The Borrower, the Administrative Agent and the Lenders are parties to that certain Amended and Restated Senior Secured Revolving Credit Agreement, dated as of July 20, 2018 (as amended and supplemented prior to the date hereof, the “Credit Agreement”), pursuant to which the Lenders have made certain credit available to and on behalf of the Borrower.
B.    The parties hereto desire to enter into this Amendment to, among other things, (1) evidence the increase in the Aggregate Elected Commitment Amounts from $750,000,000 to $850,000,000 as set forth in Section 3 hereof and (2) amend the Credit Agreement as set forth in Section 2 hereof, effective as of the Amendment Effective Date (as defined below).
C.    Credit Suisse AG, Cayman Islands Branch (the “Exiting Lender”) no longer wishes to be a Lender under the Credit Agreement and has requested that its Maximum Credit Amount be reallocated to the other Lenders as shown on Annex I to the Credit Agreement (as amended hereby).
D.    PNC Capital Markets LLC and Truist Securities, Inc. desire to be joint lead arrangers hereunder.
E.    Now, therefore, to induce the Administrative Agent and the Lenders to enter into this Amendment and in consideration of the premises and the mutual covenants herein contained, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:
Section 1.    Defined Terms. Each capitalized term used herein but not otherwise defined herein has the meaning given such term in the Credit Agreement, as amended by this Amendment. Unless otherwise indicated, all section references in this Amendment refer to sections of the Credit Agreement.
Section 2.    Amendments to Credit Agreement. In reliance on the representations, warranties, covenants and agreements contained in this Amendment, and subject to the satisfaction of the conditions precedent set forth in Section 4 hereof, the Credit Agreement is hereby amended as follows:
2.1    Cover Page Amendment. The cover page of the Credit Agreement is hereby replaced in its entirety with Exhibit A attached hereto, and Exhibit A hereto shall be deemed to be attached as the cover page of the Credit Agreement.
2.2    Amendments to Section 1.02.

(a)    The following definitions are hereby amended and restated in their entirety to read as follows:

“Aggregate Elected Commitment Amounts” at any time shall equal the sum of the Elected Commitments, as the same may be increased, reduced, or terminated pursuant to Section 2.06(b). As of the Eleventh Amendment Effective Date, the Aggregate Elected Commitments are $850,000,000.

“Arranger” means, collectively, Wells Fargo Securities, LLC, in its capacity as the sole book runner and a joint lead arranger hereunder, and PNC Capital Markets LLC and Truist Securities, Inc., in their respective capacities as joint lead arrangers hereunder.

“Change in Control” means (a) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Securities Exchange Act of 1934 and the rules of the SEC thereunder as in effect on the date hereof) other than the Permitted Holders, of Equity Interests representing more than 50% of the aggregate ordinary voting power represented by the issued and outstanding Equity Interests of (i) at all times the Parent Guarantor is a partnership, the General Partner or (ii) at all other times, the Parent Guarantor, or (b) at any time the Parent Guarantor is a partnership, the General Partner shall cease to be the general partner of the Parent Guarantor.

“Loan Documents” means this Agreement, the First Amendment, the Second Amendment, the Third Amendment, the Fourth Amendment, the Fifth Amendment, the Sixth Amendment, the Seventh Amendment, the Eighth Amendment, the Ninth Amendment, the Tenth Amendment, the Eleventh Amendment, the Notes, the Letter of Credit Agreements, the Letters of Credit and the Security Instruments and certain Existing Loan Documents as provided in Section 2.02(e).
“Maturity Date” means September 22, 2028.
“Senior Unsecured Notes” means Debt in the form of unsecured senior or senior subordinated notes issued by the Borrower or the Parent Guarantor, including exchange notes issued in exchange therefor pursuant to any registration rights agreement (it being agreed that any such exchange or offer to exchange shall not constitute a Redemption or an offer to Redeem for purposes of this Agreement), and, in each case, any guarantees thereof by a Guarantor (and, in the case of Senior Unsecured Notes issued by the Parent Guarantor, any guarantee thereof by the Borrower); provided that, at the time of incurring such Debt (a) no Default has occurred and is then continuing, (b) no Default would result from the incurrence of such Debt after giving effect to the incurrence of such Debt (and any concurrent repayment, redemption or satisfaction and discharge of Debt with the proceeds of such incurrence and for the avoidance of doubt, including pro forma compliance with Section 9.01(a)), (c) such Debt does not have any scheduled amortization or maturity prior to 91 days after the Maturity Date (as such term was defined as of the date when such Debt was originally incurred), (d) the terms of such Debt are not materially more onerous, taken as a whole, than the terms of this Agreement and the other Loan Documents, (e) such Debt and any guarantees thereof are on prevailing market terms for similarly situated companies (determined as of the date when such Debt was incurred) and (f) the Borrowing Base is adjusted as contemplated by Section 2.07(f) if required pursuant thereto as in effect at such time and the Borrower makes any prepayment required under Section 3.04(c)(iii).

(b)    The following definitions are hereby added where alphabetically appropriate to read as follows:
“Eleventh Amendment” means that certain Eleventh Amendment to Amended and Restated Senior Secured Revolving Credit Agreement, dated as of the Eleventh Amendment Effective Date, by and among the Borrower, the Parent Guarantor, the Administrative Agent, and the Lenders party thereto.
“Eleventh Amendment Effective Date” means September 22, 2023.
2.3    Amendment to Section 2.03 of the Credit Agreement. Section 2.03 of the Credit Agreement is hereby amended by amending and restating clause (a) therein in its entirety to read in full as follows:
(a) in the case of a SOFR Borrowing, not later than 12:00 noon, Houston, Texas time, three U.S. Government Securities Business Days before the date of the proposed SOFR Borrowing (or in the case of a SOFR Borrowing on the Eleventh Amendment Effective Date, not later than 5:00 p.m., Houston, Texas time, one U.S. Government Securities Business Day before the Eleventh Amendment Effective Date) or

2.4    Amendment to Section 2.07 of the Credit Agreement. Section 2.07 of the Credit Agreement is hereby amended by amending and restating clause (f) therein in its entirety to read in full as follows:
(f)    Reduction of Borrowing Base Upon Issuance of Senior Unsecured Notes. Notwithstanding anything to the contrary contained herein, upon each initial issuance of any Senior Unsecured Notes pursuant to Section 9.02(g)(i) (other than (i) for the avoidance of doubt, issuances of Senior Unsecured Notes in an exchange offer or in a refinancing of Senior Unsecured Notes pursuant to Section 9.02(g)(ii) and (ii) initial issuances of Senior Unsecured Notes in an aggregate principal amount not to exceed $750,000,000 if such issuances occur on or after the Eleventh Amendment Effective Date and prior to the earlier of (A) the date that the Scheduled Redetermination scheduled for on or about May 1, 2024 becomes effective pursuant to Section 2.07(d) and (B) May 1, 2024, in each case of the foregoing clauses (i) and (ii), as to which issuances in this parenthetical no such reduction shall occur), the Borrowing Base then in effect shall be reduced by an amount equal to the product of 0.25 multiplied by the stated principal amount of such Senior Unsecured Notes (without regard to any initial issue discount), and the Borrowing Base as so reduced shall become the new Borrowing Base immediately upon the date of such issuance, effective and applicable to the Borrower, the Issuing Bank and the Lenders on such date until the next redetermination or modification thereof hereunder.
2.5    Amendment to Section 10.01(g) of the Credit Agreement. Section 10.01 of the Credit Agreement is hereby amended by amending and restating clause (g) therein in its entirety to read in full as follows:
(g)    any event or condition occurs that results in any Material Indebtedness becoming due prior to its scheduled maturity or that enables or permits (with or without the giving of notice, the lapse of time or both) the holder or holders of any Material Indebtedness or any trustee or agent on its or their behalf to cause any Material Indebtedness to become due, or to require the Redemption thereof or any offer to Redeem to be made in respect thereof, prior to its scheduled maturity or require the Borrower or any Restricted Subsidiary to make an offer in respect thereof, other than with respect to Senior Unsecured Notes or Permitted Refinancing Debt in respect thereof, (i) if at the time of the payment or Redemption thereof, a Redemption thereof could have been made pursuant to Section 9.04(b) or (ii) a maturity, due date or required Redemption in respect of such Debt arising out of (A) the failure to consummate a proposed acquisition that was described in the marketing materials for the issuance of such Senior Unsecured Notes, (B) the termination of the relevant purchase agreement relating to such proposed acquisition, or (C) a determination by the relevant Loan Party or its Subsidiary that it will not pursue the consummation of such proposed acquisition or that the consummation cannot or is not reasonably likely to be accomplished on or prior to the time specified in such marketing materials.
2.6    Amendment to Section 12.11 of the Credit Agreement. Section 12.11 is hereby amended and restated in its entirety to read in full as follows:
Section 12.11 Confidentiality. Each of the Administrative Agent, the Issuing Bank and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), (b) to the extent requested by any regulatory authority (including any self-regulatory authority such as the National Association of Insurance Commissioners), (c) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, (d) to any other party to this Agreement or any other Loan Document, (e) in connection with the exercise of any remedies hereunder or under any other Loan Document or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.11, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement or (ii) any actual or prospective counterparty (or its advisors) to any Swap Agreement relating to the Borrower and its obligations, (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.11 or (ii) becomes available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis from a source other than the Borrower or any of its Subsidiaries or (i) to the extent required by a potential or actual insurer or reinsurer in connection with providing insurance, reinsurance or credit risk mitigation coverage under which payments are to be made or may be made by reference to this Agreement. For the purposes of this Section 12.11, “Information” means all information received from the Borrower or any of its Subsidiaries relating to the Borrower’s or any of its Subsidiaries’ businesses, other than any such information that is available to the Administrative Agent, the Issuing Bank or any Lender on a nonconfidential basis prior to disclosure by the Borrower or any of its Subsidiaries; provided that, in the case of information received from the Borrower or any of its Subsidiaries after the date hereof, such information is hereby deemed at the time of delivery as confidential. Any Person required to maintain the confidentiality of Information as provided in this Section 12.11 shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

2.7    Amendment to Annex I. Annex I to the Credit Agreement is hereby replaced in its entirety with Annex I attached hereto, and Annex I attached hereto shall be deemed to be attached as Annex I to the Credit Agreement effective as of the Amendment Effective Date. After giving effect to this Amendment and any Loans made on the Amendment Effective Date, (a) each Lender that holds Loans in an aggregate amount less than its Applicable Percentage of all Loans shall advance new Loans which shall be disbursed to the Administrative Agent and used to repay Loans outstanding to each Lender (including the Exiting Lender) who holds Loans in an aggregate amount greater than its Applicable Percentage of all Loans, (b) each Lender’s participation in each Letter of Credit, if any, shall be automatically adjusted to equal its Applicable Percentage, (c) such other adjustments shall be made as the Administrative Agent shall specify so that the Revolving Credit Exposure applicable to each Lender equals its Applicable Percentage of the aggregate Revolving Credit Exposure of all Lenders and (d) each Lender (including the Exiting Lender) hereby waives any break funding payments owing to such Lender that are required under Section 5.02 of the Credit Agreement as a result of the Loans, repayments and adjustments described in this Section 2.7.
Section 3.    Aggregate Elected Commitment Amounts Increase; Borrowing Base; and Aggregate Maximum Credit Amounts.
(a)    The Borrower and each Lender agree that, as of the Amendment Effective Date, (i) the Aggregate Elected Commitment Amounts are hereby increased from $750,000,000 to $850,000,000 as requested by the Borrower, effective as of the Amendment Effective Date, with each such Lender’s Elected Commitment being as set forth on Annex I to the Credit Agreement (as amended hereby) and (ii) such increase is being effectuated pursuant to this Amendment without the need for delivery of Elected Commitment Amount Increase Agreements or any other notices or certificates that may otherwise have been required pursuant to the Credit Agreement. Notwithstanding any conditions precedent or other requirements set forth in Section 2.06(b)(ii) of the Credit Agreement, including, without limitation, the last sentence of Section 2.06(b)(ii)(D), the new Elected Commitments established pursuant to this Section 3 shall automatically become effective as of the Amendment Effective Date.
(b)    The Borrowing Base is unchanged by this Amendment and continues to be $1,000,000,000.
(c)    The Aggregate Maximum Credit Amounts are unchanged by this Amendment and continue to be $2,000,000,000.
Section 4.    Conditions Precedent to Amendment Effective Date. The amendments and changes set forth in Sections 2 and 3 of this Amendment shall become effective on the date (such date, the “Amendment Effective Date”), when each of the following conditions is satisfied (or waived in accordance with Section 12.02 of the Credit Agreement):
4.1    The Administrative Agent shall have received from each Lender (including the Exiting Lender), the Parent Guarantor, and the Borrower, counterparts (in such number as may be requested by the Administrative Agent) of this Amendment signed on behalf of such Person.
4.2    The Administrative Agent and the Lenders shall have received all fees and other amounts due and payable on or prior to the date hereof, including, to the extent invoiced, reimbursement or payment of all documented out-of-pocket expenses required to be reimbursed or paid by the Borrower under the Credit Agreement.
4.3    The Administrative Agent shall have received an executed Note for each Lender (excluding the Exiting Lender) that has requested a Note prior to the date hereof to reflect its updated Maximum Credit Amount as set forth on Annex I to the Credit Agreement (as amended hereby).
4.4    The Administrative Agent shall have received a favorable written opinion of Akin Gump Strauss Hauer & Feld LLP, counsel to the Loan Parties, in form and substance reasonably satisfactory to Administrative Agent.
4.5    The Administrative Agent shall have received a certificate of a Responsible Officer of the Borrower and the general partner of the Parent Guarantor (i) attaching resolutions of the members, managers, general partner, board of directors or other appropriate governing body with respect to the authorization of the Borrower and the Parent Guarantor to execute and deliver this Amendment and the other Loan Documents to which it is a party and to enter into the transactions contemplated in those documents, (ii) setting forth the officers of the Borrower and the Parent Guarantor (or its general partner) (a) who are authorized to sign this Amendment and the other Loan Documents to which each of the Borrower and the Parent Guarantor is a party and (b) who will, until replaced by another officer or officers duly authorized for that purpose, act as such party’s representative for the purposes of signing documents and giving notices and other communications in connection with this Amendment, the other Loan Documents, and the transactions contemplated hereby, (iii) setting forth specimen signatures of such authorized officers, and (iv) attaching the partnership agreement, the limited liability company agreement, the articles or certificate of formation or other applicable organizational documents of the Borrower and the Parent Guarantor (and if applicable its general partner), which shall be certified thereby as being true and complete as of the date of such certificate. The Administrative Agent and the Lenders may conclusively rely on such certificate until the Administrative Agent receives notice in writing from the Borrower and the Parent Guarantor to the contrary.
4.6    The Administrative Agent shall have received certificates of the appropriate State agencies with respect to the existence, qualification and good standing of the Borrower and each Guarantor.
4.7    The Administrative Agent shall have received duly executed counterparts from the applicable Loan Parties to amendments to the Security Instruments that are in effect immediately prior to the Amendment Effective Date in form and substance reasonably satisfactory to the Administrative Agent to reflect, among other things, the extension of the Maturity Date effectuated pursuant to this Amendment.
4.8    No Default shall have occurred and be continuing as of the date hereof, after giving effect to the terms of this Amendment.
The Administrative Agent is hereby authorized and directed to declare the Amendment Effective Date to have occurred when it has received documents confirming or certifying, to the satisfaction of the Administrative Agent, compliance with the conditions set forth in this Section 4 or the waiver of such conditions as permitted in Section 12.02 of the Credit Agreement. Such declaration shall be final, conclusive and binding upon all parties to the Credit Agreement for all purposes.
Section 5.    Exiting Lender. From and after the Amendment Effective Date, (a) upon receipt by the Exiting Lender of an amount equal to all principal, interest and fees in respect of outstanding Loans and other Indebtedness owing to the Exiting Lender under the Credit Agreement and the other Loan Documents, the Exiting Lender shall cease with immediate effect to be a party to and a Lender under the Credit Agreement and the other Loan Documents, (b) the Exiting Lender shall not have any obligations or liabilities under the Credit Agreement with respect to the period from and after the Amendment Effective Date and, without limiting the foregoing, the Exiting Lender shall not have any Commitment under the Credit Agreement or any LC Exposure outstanding under the Credit Agreement, and (c) the Exiting Lender shall not have any rights or obligations under the Credit Agreement or any other Loan Document; provided, in each case, that the rights and obligations under the Credit Agreement expressly stated to survive the termination of the Credit Agreement and the repayment of amounts outstanding thereunder shall survive for the benefit of the Exiting Lender, the Administrative Agent and the Loan Parties, as applicable, and the Exiting Lender shall continue to be bound by its confidentiality obligations under Section 12.11 of the Credit Agreement.
Section 6.    Miscellaneous.
6.1    Confirmation. The provisions of the Credit Agreement, as amended by this Amendment, shall remain in full force and effect following the effectiveness of this Amendment.
6.2    Ratification and Affirmation; Representations and Warranties. Each of the Parent Guarantor and the Borrower hereby (a) ratifies and affirms its obligations under, and acknowledges its continued liability under, each Loan Document to which it is a party and agrees that each Loan Document to which it is a party remains in full force and effect, in each case as expressly amended hereby and (b) represents and warrants to the Lenders that as of the date hereof, after giving effect to the terms of this Amendment:
(i)    all of the representations and warranties contained in each Loan Document to which it is a party are true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects), except to the extent any such representations and warranties are expressly limited to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (or, if already qualified by materiality, Material Adverse Effect or a similar qualification, true and correct in all respects) as of such specified earlier date; and
(ii)    no Default or Event of Default has occurred and is continuing.
6.3    Counterparts. This Amendment may be executed by one or more of the parties hereto in any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart hereof.
6.4    NO ORAL AGREEMENT. THIS AMENDMENT, THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS EXECUTED IN CONNECTION HEREWITH AND THEREWITH REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.
6.5    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
6.6    Payment of Expenses. To the extent required pursuant to Section 12.03 of the Credit Agreement, the Borrower agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees, charges and disbursements of counsel to the Administrative Agent.
6.7    Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
6.8    Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.
[SIGNATURES BEGIN NEXT PAGE]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

VIPER ENERGY PARTNERS LLC, as Borrower

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

VIPER ENERGY PARTNERS LP, as Parent Guarantor By: Viper Energy Partners GP LLC, its general partner

By: /s/ Teresa L. Dick
Name: Teresa L. Dick
Title: Executive Vice President, Chief Financial Officer and Assistant Secretary

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

WELLS FARGO BANK, NATIONAL ASSOCIATION, as Administrative Agent and a Lender

By:	/s/ Michael Real
Name: Michael Real
Title: Managing Director

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Denise Davis
Name: Denise Davis
Title: Managing Director

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

COMERICA BANK, as a Lender

By:	/s/ Cassandra Lucas
Name: Cassandra Lucas
Title: Vice President

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BOKF, NA, dba BANK OF OKLAHOMA, as a Lender

By:	/s/ John Krenger
Name: John Krenger
Title: Senior Vice President

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CAPITAL ONE, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jason Groll
Name: Jason Groll
Title: Vice President

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

THE BANK OF NOVA SCOTIA, HOUSTON BRANCH, as a Lender

By:	/s/ Sam Cutler
Name: Sam Cutler
Title: Director

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Kyle Gruen
Name: Kyle Gruen
Title: Authorized Officer

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

CITIBANK, N.A., as a Lender

By:	/s/ Jeff Ard
Name: Jeff Ard
Title: Vice President

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BANK OF AMERICA, N.A., as a Lender

By:	/s/ Greg Smothers
Name: Greg Smothers
Title: Director

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

TRUIST BANK, as a Lender

By:	/s/ Greg Krablin
Name: Greg Krablin
Title: Director

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Andrew Vernon
Name: Andrew Vernon
Title: Authorized Signatory

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

BARCLAYS BANK PLC, as a Lender

By:	/s/ Sydney G. Dennis
Name: Sydney G. Dennis
Title: Director

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

The undersigned Exiting Lender hereby executes this Amendment as of the date and year first above written solely for purposes of Section 5 of this Amendment.

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ William O'Daly
Name: William O'Daly
Title: Authorized Signatory

By:	/s/ John Basilici
Name: John Basilici
Title: Authorized Signatory

SIGNATURE PAGE
ELEVENTH AMENDMENT TO CREDIT AGREEMENT

ANNEX I

LIST OF MAXIMUM CREDIT AMOUNTS

Name of Lender	Applicable Percentage	Maximum Credit Amount	Elected Commitment
Wells Fargo Bank, National Association	12.352941176%	$247,058,823.52	$105,000,000.00
PNC Bank, National Association	9.470588235%	$189,411,764.70	$80,500,000.00
Truist Bank	9.470588235%	$189,411,764.70	$80,500,000.00
Bank of America, N.A.	8.117647059%	$162,352,941.18	$69,000,000.00
Barclays Bank PLC	8.117647059%	$162,352,941.18	$69,000,000.00
Capital One, National Association	8.117647059%	$162,352,941.18	$69,000,000.00
Citibank, N.A.	8.117647059%	$162,352,941.18	$69,000,000.00
Goldman Sachs Bank USA	8.117647059%	$162,352,941.18	$69,000,000.00
JPMorgan Chase Bank, N.A.	8.117647059%	$162,352,941.18	$69,000,000.00
The Bank of Nova Scotia, Houston Branch	8.117647059%	$162,352,941.18	$69,000,000.00
BOKF, N.A. dba Bank of Oklahoma	6.470588235%	$129,411,764.70	$55,000,000.00
Comerica Bank	5.411764706%	$108,235,294.12	$46,000,000.00
Total	100.000000000%	$2,000,000,000.00	$850,000,000.00

EXHIBIT A

COVER PAGE
[attached.]

AMENDED AND RESTATED SENIOR SECURED
REVOLVING CREDIT AGREEMENT

DATED AS OF
JULY 20, 2018

AMONG

VIPER ENERGY PARTNERS LLC,
AS BORROWER,

VIPER ENERGY PARTNERS LP
AS PARENT GUARANTOR,

WELLS FARGO BANK, NATIONAL ASSOCIATION,
AS ADMINISTRATIVE AGENT,

AND

THE LENDERS PARTY HERETO

WELLS FARGO SECURITIES, LLC,
AS SOLE BOOK RUNNER AND SOLE LEAD ARRANGER

PNC BANK, NATIONAL ASSOCIATION AND TRUIST BANK,
AS CO-SYNDICATION AGENTS

AND

PNC CAPITAL MARKETS LLC AND TRUIST SECURITIES, INC.,
AS JOINT LEAD ARRANGERS